ANTARES PHARMA, INC. ANNUAL MEETING MAY 4, 2006 Amex: AIS www.antarespharma.com www.mediject.com Strictly Confidential Exhibit 99.1

Antares Pharma, Inc. © 2006 Confidential
This presentation may contain forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and the Private Securities
Litigation Reform Act of 1995.  Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding the plans, objectives and future financial performance of Antares Pharma, constitute forward-looking statements which involve risks and uncertainties.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses, uncertainties associated with research, development, testing and related regulatory approvals, unproven markets, future capital needs and uncertainty of additional financing, competition, uncertainties associated with intellectual property, complex manufacturing, high quality requirements, dependence on third-party manufacturers, suppliers and collaborators, lack of sales and marketing experience, loss of key personnel, uncertainties associated with market acceptance and adequacy of reimbursement, technological change, and government regulation.  For a more detailed description of the risk factors associated with the Company, please refer to the Company’s periodic reports filed with the U.S. Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the year ended December 31, 2003.  Undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation.
The Company undertakes no obligation to update any forward-looking information contained in this presentation.
Safe Harbor Statement

Antares Pharma, Inc. © 2006 Confidential • Overview • Recent Accomplishments: – Anturol™ Phase II results reported – Estradiol Bio-E-Gel™ – Other • Financial Overview • 2006 Value Drivers Agenda

Strictly Confidential Overview

Antares Pharma, Inc. © 2006 Confidential
Overview
•
Organized by the Chairman, Jacques Gonella, Ph.D. (Jago
Pharma)
•
Three locations:
–
Headquarters – Exton, PA
–
Devices – Minneapolis, MN: Prototype modeling
–
Pharma Development – Basel, Switzerland: GMP approved
•
27 employees
•
32 issued patents, 111 patents pending

Alliances and Partnerships

Antares Pharma, Inc. © 2006 Confidential Corporate Partners

Antares Pharma, Inc. © 2006 Confidential
Business Model
•
Validate technology with development partners
•
Develop internal pipeline
•
Out-license product rights in larger sectors
•
Commercialize products in niche sectors of dermatology, pain, urology, CNS, and women’s health
•
Acquire or license complimentary products

Antares Pharma, Inc. © 2006 Confidential
Pharmaceutical Technology Platforms
EasyTec™ Orally Disintegrating Tablets
3. Fast-Melt
Tablet
Technologies
TecTix™ Transdermal/Topical Technology
2. Eutectics
Semisolid
Technologies
• Topical Delivery
Technology
Local
•
ATD™
Combination
Gels
•
ATD™
Single
Gels
Systemic
Advanced
Transdermal
Delivery (ATD™)
Systems
1. Transdermal
Gel
Technologies
Vision / Valeo Needle-free Reusable Injection Devices
Vibex Mini-needle Disposable Injection Devices
4. Injection Devices

Antares Pharma, Inc. © 2006 Confidential ATD™ Advanced Transdermal Delivery Technology Antares Pharma Technologies: ATD™

Antares Pharma, Inc. © 2006 Confidential
• Semi-solid formulations containing one or more drugs
• A hydro-alcoholic vehicle
Increases drug partitioning into the skin
Increases drug partitioning into the skin
• A combination of permeation enhancers
Provides sustained drug delivery
Provides sustained drug delivery
• Thickening agents
Allows adequate system application
Allows adequate system application
• A pH regulator
Minimizes skin irritation potential
Minimizes skin irritation potential
Antares Pharma Technologies: ATD™
What is it?

Antares Pharma, Inc. © 2006 Confidential
Antares Pharma Technologies: ATD™
Advantages of ATD™ Gels
•Avoids first-pass liver toxicity effects
• Reduces GI exposure
• Patented and able to deliver more than one drug
•Typically smaller doses
•No irritation or occlusion
•Leads to improved patient compliance

Antares Pharma, Inc. © 2006 Confidential Antares Pharma Technologies: TecTix™ Eutectics Semisolid Technologies TecTix™ Transdermal/Topical Technology

Antares Pharma, Inc. © 2006 Confidential
• Melting point depression of API by Chemical Fragrance & Flavors
Ingredients (CFFI)
• Versatile technology compatible with numerous API
• Alcohol-free liquid or semi-solid
• Patent-pending Technology (Priority date: August 23, 2005)
What is it?
Antares Pharma Technologies: TecTix™

Antares Pharma, Inc. © 2006 Confidential
• CFFI with a long and safe history of use in toiletries, perfumes and cosmetics
• High thermodynamic activity
• Increase of lipophilic properties
• Higher dissolution rate faster onset-of-action
• Numerous API already successfully screened:
– NSAIDs
– Local anaesthetics
– Non-opioid analgesics
– Bronchodilatators/vasoconstrictors
Antares Pharma Technologies: TecTix™
Advantages of TecTix™

Antares Pharma, Inc. © 2006 Confidential Fast Melt Tablet Technologies Antares Pharma Technologies: Easy Tec™ Easy Tec™ Oral Disintegrating Tablet Technology

Antares Pharma, Inc. © 2006 Confidential
- Hygroscopic disintegrant(s)
- Water-soluble components
- Large surface area (high porosity)
Soft, friable, moisture-sensitive
tablets
The ideal ODT technology shall simultaneously achieve:
1) Rapid Oral Disintegration 2) Physical Stability AND
EasyTec ODTs are small and robust tablets exhibiting fast disintegration &
good mouth-feel
Antares Pharma Technologies: Easy Tec™
What is it?

Antares Pharma, Inc. © 2006 Confidential
• Simple and cost-effective
• Patented technology (US & EU)
• Superior palatability and mouth-feel
• Conventional packaging with low friability and moisture sensitivity
• Versatile for drug loadings
• Low cost of goods
Antares Pharma Technologies: Easy Tec™
Main Advantages

ANTUROL™ - ATD™ GEL

Antares Pharma, Inc. © 2006 Confidential
ATD™
Oxybutynin
Gel: Anturol™
– Market Positioning
Our innovative Overactive Bladder
product will have…
• Fast onset of therapeutic activity
• Decreased incidence of systemic AE’s
• Lower incidence of local/on-site irritation
• Accurate, improved once-daily dosing
• More flexibility and discretion than patch
Antares R&D Late Stage Pipeline

Antares Pharma, Inc. © 2006 Confidential
Anturol ATD™ Gel
• 48 subjects receiving three different treatments (low, intermediate, and high) over 20 consecutive days
Anturol ATD™ Gel
Phase II clinical study summary
Protocol
• Dose proportionality and linear pharmacokinetics
• At intermediate dose, similar OXY average and peak plasma levels compared to those published for the transdermal patch delivery system
• At steady-state, metabolic ratio (DEO/OXY) for all doses was equal or lower compared to patch and significantly lower compared to tablet
• Well-tolerated gel with reduced adverse event profile in comparison to those reported in both oral and adhesive patch formulations
Results

Antares Pharma, Inc. © 2006 Confidential
Indirect comparisons Cavg DEO/OXY levels (Phase II)
3.0
4.3
5.4
3.0
4.0
7.0
4.2
10.1
4.5
60.4
12.7
5.8
0
10
20
30
40
50
60
70
80
OXY DEO
Anturol™ Phase II Clinical Program
DEO & OXY C
avg
(Surrogate for Efficacy)
DITROPAN IR
tablet 15mg/d
DITROPAN XL
tablet 15mg/d
OXYTROL patch
36mg
(delivers 3.9mg/d)
ANTUROL
gel low dose
ANTUROL
gel intermediate
dose
ANTUROL
gel high dose

Antares Pharma, Inc. © 2006 Confidential
Urology: Anturol™ ATD™ Gel
Phase II adverse events: skin erythema
Incidence of skin erythema:
indirect comparison Anturol-Oxytrol
12
12
6
12
18
44
12
0
10
20
30
40
50
60
OXYTROL patch
36mg
(delivers 3.9mg/d)
ANTUROL
gel low dose
ANTUROL
gel intermediate
dose
ANTUROL
gel high dose
Moderate erythema
Mild erythema

Antares Pharma, Inc. © 2006 Confidential
Anturol ATD™ Gel Accomplishments
• Formulation development
Completed
• First PK study in human
Completed
• IND filing
Completed
• Phase II study and report
Completion in Jan 06
• Tech-transfer
Completion in Apr 06
• End of Phase II meeting
Completion in May 06

Antares Pharma, Inc. © 2006 Confidential
•
Preliminary Phase III
–
Currently under evaluation
–
Urge and mixed urinary incontinence
–
12 week, Multi-center
–
Two  dose strengths, once daily, gel vs. placebo
•
Scale-up to 500 kg batch size initiated with Patheon
•
We have “freedom to operate” legal opinion
•
Watson gel patent issued April 18th
Urology: Anturol™ATD™ Gel
Phase III and Timelines

OTHER ATD™ TRANSDERMAL GELS

Antares Pharma, Inc. © 2006 Confidential
–
Validated as first ATD™ product accepted by FDA
–
Estrogen market $1.3 billion in U.S. and EU
–
Market growing through 2010
–
Antares has milestones and royalties in U.S.
–
Marketing rights in Europe and elsewhere
Bio-E-Gel ™ NDA Accepted April 18, 2006

Antares Pharma, Inc. © 2006 Confidential
•
ISSWSH Meeting in October 2005 reopened pathway
•
240% increase in frequency of sexual activity.
–
No approved product in U.S.
•
2006 Phase III Targeted by Partner
–
Phase II completed in 46 hysterectomized women, efficacious
–
Phase III clinical program design being confirmed
•
Antares Controls Product Rights Outside U.S.
LibiGel™ Testosterone for FSD

Antares Pharma, Inc. © 2006 Confidential
•
Development and license deals in CNS and
Dermatology
•
AP-1081 contraceptive ATD™gel: Ortho Evra® patch
in preclinical
•
AP-1022 Alprazolam ATD™gel: Xanax® for anti-
anxiety disorders
Other Recent ATD
™
Developments

Easy Tec™ (ODT)

Antares Pharma, Inc. © 2006 Confidential
AP-159 Easy Tec™ Tablet
• Formulation development Completed  2005
• In vitro dissolution test on final prototype Completed  April 06
• Manufacturing Tech-transfer Completed  April 06
AP-159 Easy Tec™ ODT Tablet
Accomplishments

DEVICES

Antares Pharma, Inc. © 2006 Confidential
Product/
Properties
•
High-pressure for subcu delivery
–Growing protein and macro-molecule markets (e.g.
insulin, hGH,  FSH, EPO, GCSF)
Market/Patients
•
Insulin: Wal-Mart and Diabetic X
•
hGH field: Ferring and JCR
•
New Market in US
•
Insulin market:
–
Projected to grow from $7.7 billion in 2005 to $14.6
billion in 2010
Business
Development
•
Next generation with Lilly in diabetes/obesity
•
Several new options/alternatives for Lilly
Valeo™/Vision
®
Reusable Needle-Free Injectors

Antares Pharma, Inc. © 2006 Confidential
•
Partner with government and private sector for bioterrorism
•
Patented, pre-packed, portable, low cost, durable in adverse conditions
•
BioShield: $5.6 billion for government procurement
•
Does not require FDA approval
Disposable Mini-Needle Injectors For Antidote Delivery

Antares Pharma, Inc. © 2006 Confidential
•
First commercial deal in device category
•
Exclusive supplier
•
Ramping up of product line currently
•
Transfer price, royalties and milestones also
TEVA Injector Deal November 28, 2005

Financial Overview

Antares Pharma, Inc. © 2006 Confidential
Financial Overview
Amex: AIS Average (30-Day) Daily Volume: 348,000 52-Week Range: $0.70-$1.89
Market Cap
$90 mm
Shares Outstanding
53 mm
Fully Diluted Shares
80 mm
Diluted Shares in Money
73 mm
Cash + Cash Equivalents
$2.7 mm
As of 12/31/05
Debt / Pfd Stock
NONE
As of 3/28/06 *
* In the 1st
Qtr of 2006
AIS raised $10 mm

RECENT ACCOMPLISHMENTS

Antares Pharma, Inc. © 2006 Confidential
Summary of Recent Accomplishments
•
Positive Phase II results, Anturol™
•
NDA for Bio-E-Gel ™, estradiol ATD™ gel accepted by FDA
•
First commercial injector deal with TEVA
•
Added new CFO, Robert F. Apple
•
Raised $11 million
•
Announced TecTix™ DD system

2006 MILESTONES

Antares Pharma, Inc. © 2006 Confidential
2006 Key Value Drivers
•
Initiate Phase III Clinicals for Anturol™
•
Next mini-needle (Vibex™) disposable injector deal
•
Expand market for hGH opportunity
•
First formulation of first TecTix™ product

Strictly Confidential